UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event Reported) January 11, 2010

Commission File Number        000-51716

eDOORWAYS CORPORATION, INC.

(Exact name of registrant as apecified in its charter)

Delaware	76-0513297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

820 West Third Street, Suite 1103, Austin, TX	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (866) 482-3829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.   Holders of Warrants Exercise Rights to Purchase Common Stock.

AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium Capital Partners II, LLC, exercised their rights under the 2007 Warrants granted by eDoorways Corporation, Inc. to collectively purchase 10,000,000 of eDoorways Corporation, Inc. common stock on  January 11, 2010 at an exercise price of $0.001 per share.  The warrants exercised were 10,000,000 of a total 10, 016,089 warrants these entities hold.

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOORWAYS CORPORATION, INC.

Date: January 13, 2010	By:	/s/ Gary Kimmons
	Title	Chief Executive Officer